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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  June 6, 2002


                                CABOT CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-5667                 04-2271897
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 (State or other jurisdiction     (Commission File Number)     (IRS Employer
       of incorporation)                                     Identification No.)


         TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
               (Address of principal executive offices) (Zip Code)

                                 (617) 345-0100
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              (Registrant's telephone number, including area code)


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                                Page 1 of 8 Pages



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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 6, 2002, Cabot Corporation ("Cabot") issued a press release, as well as a joint press release with Vishay Intertechnology, Inc. ("Vishay"), announcing that the parties had resolved the pending legal dispute relating to their long-term tantalum supply contracts by agreeing to amend the contracts. The texts of Cabot's News Release and the Joint News Release of Cabot and Vishay, both dated June 6, 2002, are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         The following exhibits are filed herewith:

         99.1     Text of Cabot Corporation News Release dated June 6, 2002.

         99.2 Text of Joint News Release of Cabot Corporation and Vishay Intertechnology, Inc. dated June 6, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CABOT CORPORATION



Date:  June 6, 2002
                                         By: /s/ John A. Shaw
                                             -----------------------------------
                                             John A. Shaw
                                             Executive Vice President and
                                             Chief Financial Officer




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                                INDEX TO EXHIBITS

Exhibit
Number     Title                                                       Page
-------    -----                                                       ----

99.1       News Release of Cabot Corporation dated June 6, 2002.        5

99.2       Joint News Release of Cabot Corporation and Vishay           7
           Intertechnology, Inc. dated June 6, 2002





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